Exhibit 10.150

                               SIXTH AMENDMENT TO
                           LETTER OF CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (the "Sixth Amendment") dated as of September 30, 1997, by and among CATALINA INDUSTRIES, INC. d/b/a Dana Lighting, a Florida corporation (the "Company"), the corporations designated as guarantors (collectively, the "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION f/k/a Sun Bank, National Association, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Company, Guarantors and the Bank have entered into that certain Letter of Credit Agreement dated as of May 1, 1995, as amended by that certain First Amendment to Letter of Credit Agreement dated as of June 30, 1995, as further amended by that certain Second Amendment to Letter of Credit Agreement and First Amendment to Security Agreement dated as of December 28, 1995, as further amended by that certain Third Amendment to Letter of Credit Agreement dated as of March 27, 1996, as further amended by that certain Fourth Amendment to Letter of Credit Agreement dated as of December 30, 1996, and as further amended by that certain Fifth Amendment to Letter of Credit Agreement dated as of March 31, 1997 (as amended, the "Letter of Credit Agreement"); and

     WHEREAS, the Company and the Guarantors have requested that the Letter of Credit Agreement be amended to revise certain financial covenants contained in Annex VI attached to said Letter of Credit Agreement and incorporated therein by reference; and

     WHEREAS, the Bank has agreed to amend the Letter of Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO LETTER OF CREDIT AGREEMENT. The Letter of Credit Agreement is hereby amended as follows:

     a. Section 5.12, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted therefor the following new Section 5.12:


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         "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS
         SUBORDINATED DEBT. Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March 30, 1997; $34,500,000.00 from March 31, 1997 until June 29,
         1997; $35,000,000.00 from June 30, 1997 until September 29, 1997;
         $35,500,000.00 from September 30, 1997 until December 30, 1997;
         $35,750,000.00 from December 31, 1997 until March 30, 1997;
         $36,250,000.00 from March 31, 1998 until June 29, 1998; $43,000,000.00 from June 30, 1998 until September 29, 1998; and $45,000,000 as at September 30, 1998 and at all times thereafter.

     b. Section 5.14, contained in Annex VI attached to the Letter of Credit Agreement, is hereby deleted and, in lieu thereof, there is substituted therefor the following new Section 5.14:

         "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4) calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than l.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all


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



         calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; and less than 1.75:1 for (i) the immediately preceding two (2) calendar quarterly periods ending September 30, 1997, (ii) the immediately preceding three (3) calendar quarterly periods ending December 3l, 1997 and (iii) the immediately preceding four (4) calendar quarterly periods ending March 31, 1998; and 2.00:1 for the immediately preceding four
         (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

     c. Subsection (g) of Section 5.18 contained in Annex VI of the Letter of Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         "(g). the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the prior written consent of all Banks and, further provided that not more than $2,500,000.00 of said aggregate amount shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $21,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00"

2. COUNTERPARTS. The Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

3. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Letter of Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

4. RATIFICATION OF LOAN DOCUMENTS, MISCELLANEOUS. The Letter of Credit Agreement as amended hereby shall remain in full force and effect and this Sixth Amendment to Letter of Credit Agreement shall not be deemed a novation. Each and every reference to the Letter of Credit Agreement and any other Operative Documents shall be deemed to refer to the Letter of Credit Agreement as


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



amended by the Sixth Amendment. The Company and the Guarantors hereby acknowledge and represent that the Operative Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

5. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANK IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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



     IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the day and year first above written.


                                        COMPANY:

                                        CATALINA INDUSTRIES, INC.
                                        d/b/a Dana Lighting


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer


                                        GUARANTORS:

                                        CATALINA LIGHTING, INC.


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer


                                       CATALINA REAL ESTATE TRUST, INC.


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer


                                        ANGEL STATION, INC.


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer


                                        MERIDIAN LAMPS, INC.


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer

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




                                        MERIDIAN LAMPS DEVELOPMENT, INC.


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Secretary/Treasurer


                                       CATALINA ADMINISTRATIVE CORPORATION


                                        By: /s/ THOMAS M. BLUTH
                                            ---------------------------
                                            Thomas M. Bluth
                                            Assistant Secretary


                                       BANK:

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION f/k/a Sun Bank,
                                       National Association


                                       By: /s/ DAVID E. CROW
                                           ------------------------------
                                       Name:  David E. Crow
                                       Tltle: Senior Vice President


























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